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                                                                   Exhibit 10.17






                          [FORM OF CONVERSION WARRANT]

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.

                              RETAIL VENTURES, INC.

                          COMMON STOCK PURCHASE WARRANT

No. W-__                                                    [IPO Effective Date]


                                                             Warrant to Purchase
                                                      Shares of RVI Common Stock
                                                              DSW Class A Shares

            RETAIL VENTURES, INC., an Ohio corporation (the "Company"), for value received, hereby certifies that CERBERUS PARTNERS, L.P., a Delaware limited partnership, or its registered assigns (the "Holder"), is entitled to purchase from the Company that number of shares of Common Stock equal to the Common Stock Exercise Amount (as defined below) or, in the alternative, after the consummation of a Qualifying IPO (as defined below) but prior to the consummation of a Spin-Off (as defined below) and the satisfaction of the Company's obligations pursuant to Section 3.7(b), at the Holder's election, that number of shares of DSW Stock (as defined below) owned by the Company equal to the DSW Stock Exercise Amount (as defined below), in each case, at a purchase price equal to the applicable Purchase Price (as defined below), at any time or from time to time but prior to the later of 5:00 P.M., New York City time, on June 11, 2007 and the date of repayment in full of the obligations under the Convertible Facility (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant (this "Warrant"); provided, that the purchase price per share of Common Stock or DSW Stock, as the case may be, hereunder shall not in any event be less than the par value of such Common Stock or DSW Stock, as applicable. For the avoidance of doubt, in the case of an exercise for DSW Stock, this Warrant shall initially be exercisable only for Class A Shares (as defined below). This Warrant is issued in connection with the amendment and restatement of the Convertible Facility (as defined below). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such term in the Convertible Facility.
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            1. Definitions. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 3.2, deemed to be issued) by the Company after the Effective Date, other than

            (a) (i) shares of Common Stock issued or issuable upon the exercise of the Term Loan Warrants and (ii) such additional number of shares of Common Stock as may become issuable upon the exercise of the Term Loan Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to the Term Loan Warrants as in effect on the date hereof or on the date of original issuance thereof;

            (b) up to 5,000,000 shares of Common Stock (and following June 11, 2007, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Company, including (i) shares of Common Stock or options exercisable therefor, issued or to be issued under the Company's 2000 Stock Option Plan as in effect on the Effective Date or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Company or any of its Subsidiaries, in each case adopted or assumed after such date by the Company's Board of Directors; provided in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (ii) shares of restricted stock issued by the Company to executive officers of the Company, and (iii) shares of Common Stock issued by the Company as charitable gifts; and provided, however, that all options exercisable for shares of Common Stock granted to executive officers of the Company or its Affiliates during the six months following the Effective Date shall have an exercise price of no less than $4.50 per share;

            (c) (i) shares of Common Stock issued upon exercise of the Conversion Warrants and (ii) such additional number of shares of Common Stock as may become issuable upon the exercise of the Conversion Warrants by reason of adjustments required pursuant to anti-dilution provisions applicable to the Conversion Warrants as in effect on the Effective Date or on the date hereof.

            "Additional Shares of DSW Stock" shall mean all shares of DSW Stock issued (or, pursuant to Section 3.2, deemed to be issued) by DSW after the consummation of a Qualifying IPO (and for the avoidance of doubt shall not include shares issued pursuant to the over-allotment option in such Qualifying IPO after such closing date) other than

                  (a) (i) shares of DSW Stock issued upon the exercise of the Term Loan Warrants and (ii) such number of additional shares of DSW Stock as may become issuable upon the exercise of the Term Loan Warrants by reason of adjustments required

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      pursuant to the antidilution provisions applicable to the Term Loan
      Warrants as in effect on the date hereof or on the date of original issuance thereof; or

                  (b) (i) shares of DSW Stock issued upon exercise of the Conversion Warrants and (ii) such additional number of shares as may become issuable upon the exercise of the Conversion Warrants by reason of adjustments required pursuant to antidilution provisions applicable to the Conversion Warrants as in effect on September 26, 2002 or on the date hereof; or

                  (c) shares of DSW Stock, shares of restricted stock, options exercisable for DSW Stock, or any other securities or interests (including shares of DSW Stock issued upon conversion, settlement or exercise of any such options, securities or other interests), issued or to be issued under the DSW Inc. Equity Incentive Plan or any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, directors, employee or consultants of the Company, DSW or any of its respective Subsidiaries, and such additional number of shares as may become issuable pursuant to the terms of any such securities in order to reflect any subdivision or combination of DSW Stock, by the reclassification or otherwise, or any dividend or distribution on DSW Stock payable in DSW Stock or other equity securities or interests; or

                  (d) Class A Shares issued upon exchange of Class B Shares.

            "Aggregate Purchase Price" shall have the meaning set forth in
Section 2.1(a).

            "Business Day" shall mean any day other than a Saturday or a Sunday or any day on which national banks are authorized or required by law to close. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

            "Class A Shares" means the Class A common shares, no par value, of DSW.

            "Class B Shares" means the Class B common shares, no par value, of DSW.

            "Commission" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

            "Common Stock" shall mean shares of duly authorized, validly issued, fully paid and nonassessable common shares, no par value per share, of the Company, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

            "Common Stock Exercise Amount" shall initially mean the number of shares of Common Stock obtained by dividing $37,500,000 by the Common Stock Purchase Price; and shall be reduced upon each exercise of this Warrant by (i) if exercised for Common Stock, by

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such number of shares of Common Stock for which this Warrant is then being exercised or (ii) if exercised for DSW Stock, by the Corresponding Common Stock Number applicable to the number of shares of DSW Stock for which this Warrant is then being exercised.

            "Common Stock Purchase Price" shall mean initially $4.50 per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

            "Company" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.6.

            "Convertible Facility" shall mean that certain Amended and Restated Senior Subordinated Convertible Loan Agreement, dated as of June 11, 2002, among the Company, CPLP and SSC, as amended by Amendment No. 1 to Amended and Restated Senior Convertible Loan Agreement, dated as of June 11, 2002, and by Amendment No. 2 to Amended and Restated Senior Convertible Loan Agreement, dated as of October 7, 2003, and by Amendment No. 3 to Amended and Restated Senior Convertible Loan Agreement, dated as of December 29, 2004, and as amended and restated by the Second Amended and Restated Senior Loan Agreement, dated as of June ___, 2005 (as amended, supplemented, restated or otherwise modified through the date hereof).

            "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock or DSW Stock) or other securities directly or indirectly convertible into or exchangeable for, in the case of the Company, Additional Shares of Common Stock or, in the case of DSW, Additional Shares of DSW Stock.

            "Conversion Warrants" means those certain warrants, including this Warrant, issued on the date hereof in connection with an amendment of the Convertible Facility.

            "Corresponding Common Stock Number" shall mean, with respect to a specified number of shares of DSW Stock, the number of shares of Common Stock obtained by dividing: (i) the product of (A) the number of shares of DSW Stock with respect to which such determination is being made and (B) the DSW Stock Purchase Price by (ii) the Common Stock Purchase Price; rounding up in the case of any fractional share.

            "Corresponding DSW Stock Number" shall mean, with respect to a specified number of shares of Common Stock, the number of shares of DSW Stock obtained by dividing (i) the product of (A) the number of shares of Common Stock with respect to which such determination is being made and (B) the Common Stock Purchase Price by (ii) the DSW Stock Purchase Price; rounding up in the case of any fractional share.

            "CPLP" shall mean Cerberus Partners, L.P., or its assignees.

            "Current Market Price" shall mean, with respect to a security, on any date specified herein, the average of the daily Market Price of such security during the 10 consecutive

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trading days before such date, except that, if on any such date the shares of such security are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

            "DSW" shall mean DSW Inc., an Ohio corporation.

            "DSW Registration Rights Agreement" shall mean the registration rights agreement, dated as of the date hereof, among DSW and the Initial Holders.

            "DSW Stock" shall mean the Class A Shares, such term to include any stock into which such DSW Stock shall have been changed or any stock resulting from any reclassification of such DSW Stock, and all other stock of any class or classes (however designated) of DSW the holders of which have the rights without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

            "DSW Stock Exercise Amount" shall initially mean the number of shares of DSW Stock obtained by dividing $37,500,000 by the DSW Stock Purchase Price; and shall be reduced upon exercise of this Warrant (i) if exercised for DSW Stock, by such number of shares of DSW Stock for which this Warrant is then being exercised or (ii) if exercised for Common Stock, by the Corresponding DSW Stock Number applicable to the number of shares of Common Stock for which this Warrant is then being exercised.

            "DSW Stock Purchase Price" shall mean initially, the IPO Price, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

            "Effective Date" shall mean June 11, 2002.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

            "Expiration Date" shall have the meaning assigned to it in the introduction to this Warrant.

            "Fair Market Value" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or the Holder; provided, however, that at the request of the Holder, the Fair Market Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided, further, that the Company shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the Fair Market Value.

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            "Holder" shall have the meaning assigned to it in the introduction to this Warrant.

            "Initial Holders" shall mean CPLP and SSC.

            "IPO Effective Date" means the date on which a Qualifying IPO is consummated in accordance with the terms set forth in (i) Section 4.02 of the Convertible Facility and (ii) the Form S-1 Registration Statement as filed with the SEC on June __, 2005 as amended from time to time.

            "IPO Price" means the price at which a share of DSW Stock is initially offered to the public in a Qualifying IPO, as set forth on the cover page to the prospectus in such IPO.

            "Lien" shall have the meaning set forth in the Convertible Facility.

            "Loan" shall have the meaning set forth in the Convertible Facility.

            "Market Price" shall mean, on any date specified herein, with respect to a security, the amount per share of such security equal to (i) the last reported sale price of such security, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such security is then listed or admitted for trading, (ii) if such security is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of such security on such date, (iii) if there shall have been no trading on such date or if such security is not so designated, the average of the closing bid and asked prices of such security on such date as shown by the NASD automated quotation system, (iv) if trading in such security is quoted in the over-the-counter market, the average of the closing bid and asked prices of such security on such date as shown on the OTC Bulletin Board, or (v) if such security is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or the Holder; provided, however, that at the request of the Holder, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided, further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

            "NASD" shall mean the National Association of Securities Dealers,
Inc.

            "Options" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire, in the case of the Company, Additional Shares of Common Stock or Convertible Securities of the Company, and in the case of DSW, Additional Shares of DSW Stock or Convertible Securities of DSW.

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            "Other Securities" shall mean any stock (other than Common Stock or
DSW Stock) and other securities of the Company or DSW, as applicable, or any other Person (corporate or otherwise) which the holders of the Conversion Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Conversion Warrants, in lieu of or in addition to Common Stock or DSW Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or DSW Stock or Other Securities pursuant to Section 3.6 or otherwise.

            "Permitted Lien" shall have the meaning set forth in the Convertible Facility.

            "Person" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

            "Purchase Price" shall mean, with respect to the Common Stock, the Common Stock Purchase Price, and with respect to the DSW Stock, the DSW Stock Purchase Price, as applicable.

            "Qualifying IPO" shall mean an initial public offering of DSW (a) in which the sale price of the Class A Shares sold in the initial public offering shall reflect the fair market value of such shares at the time of the initial public offering as determined in good faith by the Company's Board of Directors;
(b) from which the net proceeds are sufficient to repay in full all obligations outstanding under the Term Loan Agreement and $25,000,000 of the principal amount under the Convertible Facility; and (c) which is consummated on or prior to December 31, 2005.

            "Registration Rights Agreement" shall mean the Second Amended and Restated Registration Rights Agreement, dated as of the date hereof, among the Company and the Initial Holders.

            "Restricted Securities" shall mean (i) any Conversion Warrants bearing the applicable legend set forth in Section 12.1, (ii) any shares of Common Stock or DSW Stock (or Other Securities) issued or issuable upon the exercise of Conversion Warrants which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in
Section 12.1, and (iii) any shares of Common Stock or DSW Stock (or Other Securities) issued subsequent to the exercise of any of the Conversion Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock or DSW Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock or DSW Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section12.1.

            "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

            "Spin-Off" shall have the meaning assigned to it in Section 3.7.

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            "SSC" shall mean Schottenstein Stores Corporation.

            "Term Loan Agreement" shall mean that certain Financing Agreement, dated as of June 11, 2002, among the Company, certain Affiliates of the Company, CPLP and SSC, as subsequently amended and modified through the date hereto.

            "Term Loan Warrants" shall mean all warrants initially issued pursuant to the Term Loan Agreement (as amended and restated).

            "Warrant" shall have the meaning assigned to it in the introduction to this Warrant.

            "Warrant Shares" means (a) the shares of Common Stock or DSW Stock issued or issuable upon exercise of this Warrant in accordance with Section 2,
(b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Warrant and (c) any securities of the Company or DSW distributed with respect to the securities referred to in the preceding clauses (a) and (b).

            2. EXERCISE OF WARRANT.

            2.1. Manner of Exercise; Payment of the Purchase Price. (a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A or (provided that the Company has not consummated a Spin-Off and satisfied its obligations pursuant to Section 3.7(b)) if this Warrant is being exercised for Shares of DSW Stock, Exhibit B (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the applicable Purchase Price for the Warrant Shares being purchased (the "Aggregate Purchase Price"). Any partial exercise of this Warrant shall be for a whole number of Warrant Shares only. Such Exercise Notice shall set forth (i) the Exercise Date, (ii) whether this Warrant is being exercised for shares of Common Stock or of DSW Stock, (iii) the number of shares of Common Stock or, after the consummation of a Qualifying IPO (provided that the Company has not consummated a Spin-Off and satisfied its obligations pursuant to Section 3.7(b)), DSW Stock for which this Warrant is being exercised, (iv) the method of payment therefor, (v) the current Purchase Price, and (vi) the number of Warrant Shares to be issued and the amount if any, to be paid by the Company to the Holder in lieu of fractional shares.

            (b) Payment of the Aggregate Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of that portion of unpaid principal amount (but not accrued and unpaid cash interest or PIK Interest (as defined in the Convertible Facility)) of the Holder's portion of the Loan in an amount equal to the Aggregate Purchase Price, (iii) by surrendering for cancellation or transfer to the Company of such number of shares of Common Stock or shares of DSW Stock otherwise issuable to the Holder upon such exercise as shall be specified for cancellation in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number and type of shares on the date of exercise over the portion

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of the Aggregate Purchase Price attributable to such shares shall equal the
Aggregate Purchase Price attributable to the shares of Common Stock or DSW Stock, as the case may be, to be issued upon such exercise, in which case such excess amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such number specified for cancellation, (iv) by surrender to the Company for cancellation or transfer to the Company of certificates representing shares of Common Stock or DSW Stock owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Aggregate Purchase Price, or (v) any combination of the foregoing.

            (c) Upon the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), this Warrant shall no longer be exercisable for shares of DSW Stock, and the Holder shall not be entitled to the pro rata share of the dividend or distribution pursuant to Section 3.7(a) in respect of such Spin-Off and distribution; provided, however, that this Warrant shall continue to be exercisable for shares of Common Stock without any adjustment to the Common Stock Purchase Price or Common Stock Exercise Amount as a result of such Spin-Off and distribution to the holders of the Term Loan Warrants and Conversion Warrants pursuant to Section 3.7(b).

            (d) Notwithstanding anything herein to the contrary, the Holder agrees that this Warrant shall not be exercisable for shares of DSW Stock from and after the record date for a Spin-Off (as set forth in the notice provided to the Holder pursuant to Section 8 hereof) until the earliest to occur of (i) the abandonment of the Spin-Off, (ii) the date that is 60 days after the record date for such Spin-Off and (iii) two Business Days prior to the Expiration Date of this Warrant.

            2.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day in the case of Common Stock and on the next succeeding Business Day in the case of DSW Stock on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in
Section 2.1, and, to the extent permitted by law, at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities of the Company) in the case of an exercise of this Warrant for Common Stock shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

            2.3. Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses. (a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within two Business Days thereafter in the case of Common Stock and within three Business Days thereafter in the case of DSW Stock, the Company shall cause to be issued, in the case of Common Stock and shall use reasonable best efforts to cause to be transferred, in the case of DSW Stock, in the name of and delivered to the Holder hereof or, subject to Section 12, as the Holder may direct,

            (i) a certificate or certificates for the number and type of Warrant Shares (or Other Securities) to which the Holder shall be entitled upon such exercise and any cash payment in lieu of any fractional shares as provided in Section 14.5 hereof, and

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            (ii) in case such exercise is for less than all of the Warrant
     Shares purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the Warrant Shares purchasable hereunder.

            (b) Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance or transfer of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of this Warrant being exercised or exchanged.

            (c) Upon delivery of notice of exercise of this Warrant for shares of DSW Stock, the Company shall promptly effect the exchange of a sufficient number of Class B Shares for Class A Shares so as to permit the transfer of Class A Shares to the Holder pursuant to paragraph (a) of this Section 2.3.

            2.4. Tax Basis. The Company and the Holder shall mutually agree as to the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended, and the treatment of this Warrant under such Code by each of the Company and the Holder shall be consistent with such agreement.

            [2.5. Limitations on Exercises; Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Holder (together with such Holder's affiliates) would beneficially own in excess of 9.99% of the shares of Common Stock or 9.99% of the shares of DSW Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock or DSW Stock, as the case may be, beneficially owned by such Person and its affiliates shall include the number of such shares of Common Stock or DSW Stock, as applicable, issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude such shares of Common Stock or DSW Stock, as applicable, which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company or DSW beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company of which the Holder is informed or (3) any other notice by the Company or the Transfer Agent to the Holder setting forth the number of shares of Common Stock outstanding. For purposes of this Warrant, in determining the number of outstanding

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shares of DSW Stock, the Holder may rely on the number of outstanding shares of
DSW Stock as reflected in the most recent of the following: (1) DSW's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by DSW or (3) any other notice by the DSW or its transfer agent to the Holder setting forth the number of shares of DSW Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding or similarly use its reasonable best efforts to cause DSW to confirm the number of shares of DSW Stock then outstanding. In any case, the number of outstanding shares of Common Stock or DSW Stock shall be determined after giving effect to the conversion or exercise of securities of the Company or DSW, as the case may be,, including the Conversion Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock or DSW Stock was reported.] [For Cerberus Warrant only.]

            3. ADJUSTMENT OF PURCHASE PRICE AND WARRANT SHARES ISSUABLE UPON EXERCISE.

            3.1. No Adjustment of Purchase Price. Subject to the provisions of
Section 3.2(b) and Section 3.5 below, no adjustment in the number of Warrant Shares into which this Warrant is exercisable shall be made, by adjustment in the Purchase Price in respect of the issuance of Additional Shares of Common Stock, Additional Shares of DSW Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock or Additional Share of DSW Stock issued or deemed to be issued by the Company or DSW, respectively, is less than the greater of the Current Market Price and the Fair Market Value of such security on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be. Upon each adjustment pursuant to Section 3 of the Common Stock Purchase Price or the DSW Stock Purchase Price as a result of the issuance of Additional Shares of Common Stock by the Company or Additional Shares of DSW Stock by DSW, respectively, for a consideration per share that is less than the greater of the Current Market Price and the Fair Market Value of such security on the date of, and immediately prior to, such issuance, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock or DSW Stock, as the case may be, (calculated to the nearest one hundredth) obtained by dividing (i) the product of the aggregate number of such shares covered by this Warrant immediately prior to such adjustment and the applicable Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the applicable Purchase Price in effect immediately after such adjustment of the Purchase Price. For the avoidance of doubt, Additional Shares of Common Stock and adjustments in the case of Common Stock shall result only in an adjustment to the Common Stock Exercise Amount and issuances of Additional Shares of DSW Stock and adjustments in the case of DSW Stock shall result only in an adjustment of the DSW Stock Exercise Amount. In addition, for the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by
Section 3.7(b), no adjustment shall be made pursuant to this Section 3.1 as a result of an issuance of Additional Shares of DSW Stock.

            3.2. Issue of Securities Deemed an Issue of Additional Shares.

            (a) Options and Convertible Securities. In the event the Company or DSW, at any time or from time to time after the Effective Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities (other than those excluded from the definition of Additional Shares of Common Stock or the definition of Additional Shares of DSW Stock), then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of, in the case of an issuance by or fixing of a record date by the Company, Common Stock or, in the case of an issuance or fixing of a record date by DSW, DSW Stock, issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be, in the case of the Company, Additional Shares of Common Stock or, in the case of an issuance or fixing of a record date by DSW, Additional Shares of DSW Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that such Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be, shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3.4 hereof) of such shares would be less than the applicable Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be, are deemed to be issued:

            (i) no further adjustment in the applicable Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock or, in the case of an issuance or fixing of a record date by DSW, DSW Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time, pursuant to any provisions designed to protect against dilution, or otherwise, for any increase or decrease in the consideration payable to the Company or, if issued by DSW, DSW, or increase or decrease in the number of shares of Common Stock or, in the case of an issuance or fixing of a record date by DSW, DSW Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

            (iii) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the applicable Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if such Options or Convertible Securities, as the case may be, were never issued;

            (iv) no readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the applicable Purchase Price to an amount which exceeds the lower of (A) the Purchase Price on the original date on which an adjustment was made pursuant to this Section 3.2(a), or (B) the Purchase Price that would have resulted from any issuance of Additional Shares of Common Stock or Additional Shares of DSW Stock between such original adjustment date and the date on which a readjustment is made pursuant to clause (ii) or (iii) above; and

            (v) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Purchase Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this Section 3.2 as of the actual date of their issuance.

            (b) Stock Dividends, Stock Distributions and Subdivisions. In the event the Company or DSW, at any time or from time to time after the Effective Date shall declare or pay any dividend or make any other distribution on, in the case of the Company, the Common Stock payable in Common Stock or, in the case of an issuance by DSW, on the DSW Stock payable in DSW Stock, or effect a subdivision of the outstanding shares of, in the case of the Company, Common Stock or, in the case of DSW, DSW Stock (by reclassification or otherwise than by payment of a dividend in Common Stock or DSW Stock), then and in any such event, in the case of the Company, Additional Shares of Common Stock or, in the case of an issuance by DSW, Additional Shares of DSW Stock shall be deemed to have been issued:

            (i) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

            (ii) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

            If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed for the payment thereof, the adjustment previously made in the Purchase Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Purchase Price shall be adjusted pursuant to this Section 3.2 as of the time of actual payment of such dividend. For the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.7(b), no adjustment shall be made pursuant to this Section 3.2 as a result of a stock dividend or subdivision by DSW.

            3.3. Adjustment of Purchase Price upon Issuance of Additional Shares. If at any time or from time to time after the date hereof, the Company shall issue Additional Shares of Common Stock or DSW shall issue Additional Shares of DSW Stock (including Additional Shares of Common Stock or Additional Shares of DSW Stock deemed to be issued pursuant to Section 3.2(a), but excluding Additional Shares of Common Stock deemed to be issued pursuant to
Section 3.2(b), which event is dealt with in Section 3.5 hereof) without consideration or for a consideration per share less than the applicable Purchase Price in effect on the date of and immediately prior to such issue, then such Common Stock Purchase Price or DSW Stock

Purchase Price, as the case may be, shall be reduced, concurrently with such issue, to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock or DSW Stock, as the case may be, outstanding immediately prior to such issue or sale and the number of shares of Common Stock or DSW Stock, as the case may be, issuable upon exercise of this Warrant and upon conversion of any Convertible Securities and upon exercise of any Options multiplied by the then existing applicable Purchase Price and (b) the consideration, if any, received by the Company or DSW, as the case may be, upon such issue or sale, by (ii) the total number of shares of Common Stock or DSW Stock, as the case may be, outstanding immediately after such issue or sale and the number of shares of Common Stock or DSW Stock, as the case may be, issuable upon exercise of this Warrant and upon conversion of any Convertible Securities and upon exercise of any Options. For the avoidance of doubt, issuances of Additional Shares of Common Stock shall result in an adjustment only to the Common Stock Purchase Price and issuances of Additional Shares of DSW Stock shall result in an adjustment only to the DSW Stock Purchase Price. In addition, for the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.7(b), no adjustment shall be made pursuant to this Section
3.3 as a result of an issuance of Additional Shares of DSW Stock.

            3.4. Determination of Consideration. For purposes of this Section 3, the consideration received by the Company or DSW for the issue of any Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be, shall be computed as follows:

            (a) Cash and Property: Such consideration shall:

            (i) insofar as it consists of cash, be the aggregate amount of cash received by the Company or DSW, as applicable, excluding amounts paid or payable for accrued interest or accrued dividends;

            (ii) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or CPLP; provided, however, that at the request of the Holder, the fair value shall be determined in good faith by an independent investment banking firm selected by the Company, SSC and CPLP or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided, further, that the Borrower shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the fair value; and

            (iii) in the event Additional Shares of Common Stock or Additional Shares of DSW Stock are issued together with other shares of securities or other assets of the Company or DSW, as the case may be, for a single undivided consideration, be the proportion of such consideration so received allocable to such additional shares, computed as provided in clauses (i) and (ii) above, as determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or CPLP, or at the request of the Holder, the proportion of such consideration so received allocable to such additional shares value shall be determined in good faith by an independent investment banking firm selected by the Company, SSC and CPLP or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided, further, that the Company shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the proportion of such consideration so received allocable to such Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be.

            (b) Options and Convertible Securities. The consideration per share received by the Company for the Additional Shares of Common Stock or by DSW for Additional Shares of DSW Stock deemed to have been issued pursuant to Section 3.2(a) shall be determined by dividing:

            (x) the total amount, if any, received or receivable by the Company or DSW, as the case may be, as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company or DSW, as the case may be, upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

            (y) the maximum number of shares of Common Stock or DSW Stock, as applicable, (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            3.5. Adjustment for Stock Dividends, Stock Distributions, Subdivisions, Combinations or Consolidations.

            (a) Stock Dividends, Stock Distributions or Subdivisions. In the event the Company shall issue Additional Shares of Common Stock or DSW shall issue Additional Shares of DSW Stock, pursuant to Section 3.2(b) in a stock dividend, other stock distribution or subdivision, the applicable Purchase Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased to adjust equitably for such dividend, distribution or subdivision.

            (b) Combinations or Consolidations. In the event the outstanding shares of Common Stock or DSW Stock, as the case may be, shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock or DSW Stock, as applicable, the applicable Purchase Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased to adjust equitably for such combination or consolidation.

            (c) No Adjustment after Spin-Off. For the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.7(b), no adjustment shall be made pursuant to this Section 3.5 as a result of any issuance of Additional Shares of DSW Stock in a stock dividend, other stock distribution or subdivision by DSW or combination or consolidation of DSW Stock.

            3.6. Adjustment for Merger or Reorganization, etc. In case of any consolidation or merger of the Company or DSW with or into another corporation or the conveyance of all or substantially all of the assets of the Company or DSW to another corporation, or any reorganization or reclassification of the Company (except a transaction for which provision for adjustment is otherwise made in this Section 3) this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock or DSW Stock, as the case may be, deliverable upon exercise of this Warrant for such type of Warrant Shares would have been entitled upon such consolidation, merger, conveyance, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the applicable Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale of the Company unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder is entitled to receive. Nothing in this Section 3 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by this Warrant. For the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.7(b), no adjustment shall be made pursuant to this Section 3.6 as a result of any consolidation or merger or the conveyance of all or substantially all of its assets by DSW.

            3.7. Extraordinary Dividends and Distributions.

            (a) Subject to Section 3.7(b), if the Company or, prior consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), DSW, at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on, in the case of the Company, the Common Stock or, in the case of DSW, DSW Stock, other than (a) a dividend or other distribution payable in Additional Shares of Common Stock or, in the case of a dividend or other distribution by DSW, Additional Shares of DSW Stock, or (b) a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles, adequate provision shall be made so that the Holder shall receive, upon exercise of this Warrant for such type of Warrant Shares, a pro rata share of such dividend based upon the maximum number of shares of Common Stock or DSW Stock, as the case may be, at the time issuable to the Holder (determined without regard to whether the Warrant is exercisable at such time). For the avoidance of doubt, dividends and distributions on the DSW Stock shall only be receivable upon exercise by a Holder of this Warrant for DSW Stock (and only with respect to the number of shares of DSW Stock for which this Warrant is exercised) and dividends and distributions on the Common Stock (other than a Spin-Off) shall only be receivable upon exercise by a Holder of this Warrant for Common Stock (and only with respect to the number of shares of Common Stock for which this Warrant is exercised).

            (b) Notwithstanding anything in this Warrant to the contrary, if the Company shall make any distribution of all shares of DSW Stock owned by it to its shareholders (a "Spin-Off"), then the Holder of this Warrant shall receive, and the Company shall deliver to the Holder, upon consummation of the Spin-Off, that number of shares of DSW Stock which the Holder would have received in such Spin-Off had the Holder exercised this Warrant, immediately prior to the record date for such Spin-Off, for the greatest number of shares of Common Stock for which this Warrant was then exercisable but only with respect to the portion of this Warrant that remains unexercised on the date of such distribution [for Cerberus Warrant only: without regard to any limit on exercisability set forth in Section 2.5 or otherwise in this Warrant or any comparable provision in the Term Loan Warrants]. Such shares of DSW Stock shall be distributed to the Holder without payment therefor by the Holder to the Company or action of any kind required by the Holder to the Company. Upon the consummation of a Spin-Off and receipt by the Holder of the DSW Stock as provided for in this Section 3.7(b), this Warrant shall no longer be exercisable for shares of DSW Stock and shall only be exercisable for Common Stock in accordance with Section 2.1(c).

            3.8. Ownership of DSW Stock. The Company shall at all times while this Warrant is outstanding, but prior to the consummation of a Spin-Off, retain ownership of at least that number of shares of DSW Stock sufficient to permit exercise in full of this Warrant and any other outstanding Convertible Warrants and Term Loan Warrants for shares of DSW Stock [For Cerberus Warrant only: without regard to any limit on exercisability set forth in Section 2.5 or otherwise in this Warrant or any comparable provision in the Term Loan Warrants]. The Company shall take all actions necessary such that the shares of DSW Stock required hereby to be owned by it shall remain free of all Liens, other than Permitted Liens.

            3.9. De Minimis Adjustments. If the amount of any adjustment of the Purchase Price required pursuant to Section 3.3 would be less than one tenth (1/10) of one percent (1%) of such Purchase Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in such Purchase Price of at least one tenth (1/10) of one percent (1%) of such Purchase Price. All calculations under this Warrant shall be made to the nearest one-hundredth of a share.

            3.10. Abandoned Dividend or Distribution. If the Company shall take a record of the holders of Common Stock or, if DSW shall take a record of the holders of DSW Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the applicable Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the applicable Purchase Price by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed; provided, however, that no additional Purchase Price or any other adjustment shall be required with regard to Warrant Shares that have been issued upon exercise of the Warrant prior to such abandonment.

            4. No Impairment. The Company will not, (i) by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, or (ii) prior or the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.7(b), by consent to or approval of any amendment of DSW's articles of incorporation or any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action by DSW, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights and other rights of the Holder against impairment.

            5. Accountants' Report. In each case of any adjustment or readjustment of the Common Stock Purchase Price or DSW Stock Purchase Price pursuant to Section 3, the Company at its sole expense shall promptly (after becoming aware of an adjustment with respect to the DSW Stock) compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock or by DSW for any Additional Shares of DSW Stock issued or sold or deemed to have been issued under Section 3, (b) the number of shares of Common Stock or DSW Stock outstanding or deemed to be outstanding, and (c) the Common Stock Purchase Price or DSW Stock Purchase Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of each such report to the Holder. In the event that the Holder disagrees with such report, the Company shall cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to review and verify or revise such computation (other than any computation of the Fair Market Value of property) and report. The Company shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by the Holder.

            6. Common Stock Reserved. The Company shall reserve and at all times keep available out of its authorized but unissued Common Stock (in the case of Common Stock), free from preemptive or other preferential rights, restrictions, reservations, dedications, allocations, options, other warrants and other rights under any stock option, conversion option or similar agreement, such number of shares of Common Stock as shall from time to time be sufficient to effect exercise of this Warrant for such Warrant Shares [For Cerberus Warrant Only:

without regard to any limit on exercisability set forth in Section 2.5 or otherwise in this Warrant or any comparable provision in the Term Loan Warrants].

            7. No Reissuance of Loan. Any portion of the principal amount of the Holder's portion of the Loan which is reduced in connection with payment of the Purchase Price for the Warrant Shares as provided herein shall not be reissued.

            8. NOTICES OF CORPORATE ACTION. In the event of:

            (a) any taking by the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), DSW, of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), DSW, any reclassification or recapitalization of the capital stock of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), DSW, any consolidation or merger involving the Company or, so long as no Spin-Off shall have occurred, DSW and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), DSW to any other Person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.7(b), DSW, or

            (d) any Spin-Off, or

            (e) the exercise by the Company of any right or remedy with respect to its Lien on the capital stock of DSW,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock or DSW Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock or DSW Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, and in the case of a Spin-off, such notice shall be mailed at least 90 days prior to the record date of such Spin-Off.

            9. Closing of Books. The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant, except as may otherwise be required to comply with applicable securities laws.

            10. Covenant As To Common Stock. The Company covenants that all Warrant Shares which may be delivered upon exercise of this Warrant will be newly issued shares (except where such Warrant Shares are to be DSW Stock), upon such delivery will have been duly authorized and validly issued, will be fully paid and nonassessable and the Company will pay all taxes, liens and charges with respect to the issue thereof. The Company further covenants that all governmental, corporate, shareholder and third-party approvals (including those of any exchange on which such Warrant Shares are, or are proposed to be listed) for the issuance of shares of Common Stock hereunder will have been duly obtained and will be in full force and effect on or before any Warrant Shares are or are required to be issued pursuant to this Section 10.

            11. Registration of Stock. If any shares of Common Stock to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued or transferred upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange, register under the Exchange Act and maintain such listing of, any Other Securities of the Company that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

            12. RESTRICTIONS ON TRANSFER.

            12.1. Restrictive Legends. Except as otherwise permitted by this
Section 12, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE

      EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.

Except as otherwise permitted by this Section 12, each certificate for Common Stock or DSW Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock or DSW Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

            12.2. Transfer to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of (a "Transfer"), in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

            12.3. Notice of Transfer. Each Holder shall, prior to any Transfer of any Warrants, give written notice to the Company of such Holder's intention to Transfer.

            12.4. Termination of Restrictions. The restrictions imposed by this
Section 12 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the reasonable opinion of both counsel for the Holder and counsel for the Company or DSW, as applicable, such restrictions are no longer required or necessary in order to protect the Company or DSW, as applicable, against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities that are Common Stock, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 12.1.

            12.5. Exempt Transfers. The restrictions on the transfer of this Warrant or the Warrant Shares set forth in this Section 12 shall not apply to any transfer to an affiliate of the Holder or to any transfer to any other Person, provided that such transfer is made in compliance with the provisions of the Securities Act and state securities laws.

            13. SECURITIES ACT MATTERS.

            13.1. The Holder represents and warrants to the Company as of the Effective Date and as of date hereof that:

            (a) The Holder is acquiring this Warrant for its own account, without a view to, or sale in connection with, the distribution thereof. The Holder has no present agreement, undertaking, arrangement, commitment or obligation providing for the disposition of the Warrant or the Warrant Shares, all without prejudice, however, to the right of the Holder at any time, in accordance with this Warrant, lawfully to sell or otherwise to dispose of all or any part of the Warrant or Warrant Shares held by it;

            (b) The Holder is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Holder has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Warrant;

            (c) The Holder acknowledges that, subject to the Registration Rights Agreement and the DSW Registration Rights Agreement (A) the Warrants and the Warrant Shares have not been registered under the Securities Act, in reliance on the non-public offering exemption contained in Section 4(2) of the Securities Act and Regulation D thereunder; (B) because the Warrants and the Warrant Shares are not so registered, the Holder must bear the economic risk of holding this Warrant and the Warrant Shares for an indefinite period of time unless the Warrants and the Warrant Shares are subsequently registered under the Securities Act or an exemption from such registration is available with respect thereto;
(C) Rule 144 under the Securities Act may or may not be available for resales of the Warrants or the Warrant Shares in the future and, if so, may only be available for sales in limited amounts; (D) there is presently no trading market for the Warrants and there is no assurance that such market will exist in the future; and (E) while there is presently a trading market for the Warrant Shares, there is no assurance that such market will be in existence in the future; and

            (d) If the Holder decides to dispose of this Warrant or the Warrant Shares, which it does not now contemplate, the Holder can do so only in accordance and in compliance with the Securities Act and Rule 144 or another exemption from the registration requirements of the Securities Act, as then in effect or through an effective registration statement under the Securities Act.

            14. REGISTRATION AND TRANSFER OF WARRANTS, ETC.

            14.1. Warrant Register; Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant agent or the transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 12, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

            14.2. Transfer of Warrants. Subject to compliance with Section 12, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit C at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

            14.3. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

            14.4. Adjustments to Purchase Price and Number of Shares. Notwithstanding any adjustment in the Purchase Price or in the number or kind of Warrant Shares purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares as are stated in this Warrant, as initially issued.

            14.5. Fractional Shares. Notwithstanding any adjustment pursuant to
Section 3 in the number of Warrant Shares covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue or transfer fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the applicable Purchase Price on the date of Warrant exercise.

            15. Remedies; Specific Performance. The Company stipulates that there would be no adequate remedy at law to any Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

            16. No Rights or Liabilities as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

            17. Notices. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any nationally-recognized courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:                  Retail Ventures Inc.
                                    3241 Westerville Road
                                    Columbus, OH
                                    Attn: James McGrady
                                    Chief Financial Officer
                                    Fax No. (614) 473-2721


with copies to:                     Retail Ventures Inc.
                                    3241 Westerville Road
                                    Columbus, OH
                                    Attn: General Counsel
                                    Fax No. (614) 337-4682


If to Holder:                       Cerberus Partners, L.P.
                                    299 Park Avenue
                                    Floors 22
                                    New York, NY 10171
                                    Attn:  Lenard Tessler
                                    Fax No. (212) 421-2958

with copies to:                     Schulte Roth & Zabel LLP
                                    919 Third Avenue
                                    New York, NY  10022
                                    Attn:  Stuart D. Freedman, Esq.
                                    Fax No. (212) 593-5955

            All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective in the manner provided in Section 2.

            18. Amendments. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the Company and the Holder.

            19. Descriptive Headings, Etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

            20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

            21. Registration Rights Agreement. The shares of Common Stock (and Other Securities of the Company) issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement. Each Holder shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such Holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement and the DSW Registration Rights Agreement, applicable to such Holder as a holder of such Registrable Securities. In addition to the foregoing, to the extent the Holder exercises this Warrant into DSW Stock within 180 days of a Qualifying IPO, such Holder agrees not to transfer such Warrant Shares until the date that is 181 days after the closing date of such Qualifying IPO.

            22. Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Company agrees and the Holder, by taking and holding this Warrant agrees, that the prevailing party shall recover from the non-prevailing party all of such prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

            23. EXPIRATION. The right to exercise this Warrant shall expire at the later of 5:00 PM, New York City time on June 11, 2007 and the date of the repayment in full of the obligations under the Convertible Facility.

                [Remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the date first above written.

                                    RETAIL VENTURES, INC.


                                    By:
                                           ---------------------------
                                    Name:
                                           ---------------------------
                                    Title:
                                           ---------------------------

                                                   EXHIBIT A to
                                                   Common Stock Purchase Warrant


                                     FORM OF
                   ELECTION TO PURCHASE SHARES OF COMMON STOCK

            The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ common shares, no par value per share ("Common Stock"), of RETAIL VENTURES, INC. and hereby makes payment of $________ therefor [or] makes payment by reduction pursuant to Section 2.1(b)(ii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares [or] makes payment therefor by delivery of the following Common Stock Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2.1(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation ________________ [list certificates by number and amount]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:_____________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

            If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________, 20__                      NAME OF HOLDER

                                          By________________________
                                            Name:
                                            Title:

                                                   EXHIBIT B to
                                                   Common Stock Purchase Warrant

                                     FORM OF
                    ELECTION TO PURCHASE SHARES OF DSW STOCK

            The undersigned hereby irrevocably elects to exercise the Warrant to purchase ___ Class A Common Shares, no par value, of DSW Inc. ("DSW Stock") and hereby makes payment of $________ therefor [or] makes payment by reduction pursuant to Section 2.1(b)(ii) of the Warrant of the number of shares of DSW Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares [or] makes payment therefor by delivery of the following DSW Stock Certificates of DSW Inc. (properly endorsed for transfer in blank) for transfer to the Company pursuant to Section 2.1(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation ________________ [list certificates by number and amount]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:_____________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

            If the number of shares of DSW Stock purchased (and/or reduced) hereby is less than the number of shares of DSW Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of DSW Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________, 20__                      NAME OF HOLDER

                                          By________________________
                                            Name:
                                            Title:

                                                   EXHIBIT C to
                                                   Common Stock Purchase Warrant

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Shares, no par value per share ("Common Stock") of RETAIL VENTURES, INC. (the "Company") or, after the consummation of a Qualifying IPO (as defined in the Warrant) but prior to the consummation of a Spin-Off (as defined in the Warrant) and satisfaction of the Company's obligations to make the distribution required by Section 3.7(b) of the Warrant, and at its election, Class A common shares no par value per share ("DSW Stock") of DSW Inc. owned by the Company, and represented by the Warrant, with respect to the number of shares of Common Stock and DSW Stock set forth below:

                                      No. of Shares      No. of Shares of
      Name of Assignee    Address    of Common Stock         DSW Stock
      ----------------    -------    ---------------         ---------




and does hereby irrevocably constitute and appoint ________ Attorney to make such transfer on the books of maintained for that purpose, with full power of substitution in the premises.

Dated: _______________, 20__                    NAME OF HOLDER

                                           By________________________
                                      Name:
                                     Title: